                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            PERVASIVE SOFTWARE INC
         ------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Delaware                                        74-2693793
----------------------------------------                  ----------------------
(STATE OF INCORPORATION OR ORGANIZATION)                     (I.R.S. Employer
                                                          Identification Number)


       8834 Capital of Texas Highway
                Austin, Texas                                      78759
----------------------------------------                  ----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

If this Form relates to the              If this Form relates to the
registration of a class of debt          registration of a class of debt
securities and is effective upon         securities and is to become effective
filing pursuant to General Instruction   simultaneously with the effectiveness
Instruction A(c)(1) please check the     of a concurrent registration statement
following box.                           under the Securities Act of 1933
              [  ]                       pursuant to General Instruction
                                         A(c)(2) please check the following
                                         box.
                                             [  ]



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED            EACH CLASS IS TO BE REGISTERED
            Not Applicable                      Not Applicable
------------------------------------  --------------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                        COMMON STOCK,  $0.001 PAR VALUE
 -----------------------------------------------------------------------------
                               (TITLE OF CLASS)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1
(File No. 333-32199).


ITEM 2.   EXHIBITS.
          --------

             EXHIBIT
             NUMBER    DESCRIPTION
             -------   -----------

             1.1 Specimen of Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to
                       Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement
                       on Form   S-1 (File No. 333-32199).

             2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                       Exhibit 3.4 to the Company's Registration
                       Statement on Form S-1 (File No. 333-32199).

                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                           PERVASIVE SOFTWARE INC.


 Date: October 2, 1997                 By: /s/ Ron R. Harris
       -------------------------           ----------------------------
                                           Ron R. Harris
                                           President and Chief Executive Officer

                                   EXHIBITS
                                   --------

             EXHIBIT
             NUMBER    DESCRIPTION
             -------   -----------

             1.1 Specimen of Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to
                       Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-32199).

             2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1
                       (File No. 333-32199).